Putnam
High Yield
Municipal
Trust

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-02

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

We are pleased to report that for the first half of fiscal 2003, the six months ended September 30, 2002, Putnam High Yield Municipal Trust delivered positive results both at net asset value and at market price. Although the fund lagged its benchmark, the Lehman Municipal Bond Index, it did outperform the average for its Lipper category of closed-end, high-yield municipal-bond funds. You will find the details on page 7.

In pursuing the fund's objective of high current income free from federal income taxes, the management team focuses primarily on seeking out lower-rated municipal-bond issues because of their generally higher yields. Since lower-rated securities carry higher risk than securities with higher ratings, they must be selected carefully and monitored closely, tasks for which Putnam's credit analysis capability is particularly well suited.

The following report provides a detailed review of the fund's strategy and results for the semiannual period, including an explanation of its underperformance of the benchmark. The managers also offer their views of the fund's prospects for the fiscal year's second half.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
November 20, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Tax Exempt Fixed-Income Team

Short-term interest rates remained at 40-year lows during the six months ended September 30, 2002, the first half of Putnam High Yield Municipal Trust's 2003 fiscal year. Although they did not fall off as steeply, long-term rates also hit 40-year lows, and the difference in yield between long- and short-term bonds has widened. In relative terms, this means that investors willing to accept the risk of a longer-term investment are better compensated than those who own shorter-term bonds. Credit spreads are also wide, meaning that rates available from higher-risk bonds, notably airlines, are much higher than they normally are relative to Treasury securities. A weak economy, corporate accounting scandals, and the prospect of U.S. military involvement in Iraq have shaken investor confidence and increased demand for higher-quality, shorter-term investments.

Prices of municipal bonds generally moved in tandem with the taxable markets, causing price declines in the lower-quality municipal bonds that are your fund's focus. Consequently, for the six-month period, the fund lagged its benchmark, the Lehman Municipal Bond Index, which has a greater emphasis on high-quality bonds. However, it did outperform the average for its Lipper category of closed-end, high-yield municipal-bond funds. For details, please see page 7.

Total return for 6 months ended 9/30/02

                 NAV            Market price
-----------------------------------------------------------------------
                4.24%              6.31%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance based on market prices for the shares will vary from performance based on the portfolio's net asset value. Performance information for longer periods begins on page 7.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 30.4%

Aa/AA -- 0.6%

A -- 11.3%

Baa/BBB -- 25.3%

Ba/BB -- 16.2%

B -- 14.0%

Other -- 2.2%

Footnote reads:
*As a percentage of market value as of 9/30/02. A bond rated Baa/BBB or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Although Putnam's Tax Exempt Fixed-Income Team does not have a direct impact on the market price of the fund's shares, any increase or decrease in demand for shares in part reflects the relative performance of the underlying portfolio as well as broad market trends. During the first half of the fiscal year, investors bid up the market value of the fund's shares so that they were trading at a discount of less than 1% by the end of September. This price movement made the return on market price higher than the return on net asset value. We should also note that to keep the fund's distribution in line with our earnings projections, a slight reduction was made to the monthly distribution toward the end of the fiscal year.

* FUND EMPHASIZES INCOME; SOME STRATEGIES COULD PROVIDE APPRECIATION POTENTIAL

Our investments change from time to time to reflect our views on relative value and return expectations across the various sectors of the market. For example, during the first half of fiscal 2003, the fund benefited from its holdings in inverse floating-rate bonds -- specialized securities that pay interest that goes up when rates are going down. However, this income advantage will diminish as rates start to rise, so our plan is to move out of this position in advance of a recovery.

From time to time, our strategies cause us to move against the general tide. Recently, for example, with so many investors seeking the relative safety of short-term bonds, we have been selling issues with 5- to 10-year maturities on strength, redeploying assets into carefully selected longer-term issues where return expectations are higher. In addition to enhancing current income, we believe this shift in maturity structure should help preserve principal, because securities with shorter maturities are likely to respond first in a sustained economic recovery, sending yields up and bond prices down.


Fund Profile

Putnam High Yield Municipal Trust seeks to provide high current income free from federal income tax by investing in higher-yielding lower-rated municipal securities. The fund invests in a nationally diversified portfolio and draws on Putnam's extensive research capabilities to manage the additional credit risk associated with high-yield bonds. The fund is suitable for investors seeking tax-exempt income and willing to accept the risks associated with below-investment-grade bonds.

Our strategy may also provide appreciation potential if a stronger economy helps restore confidence. Right now many bonds that we believe will survive this difficult economy are selling at very low prices, reflecting investor fears of possible defaults. This is helping us in our search for issues with an improving credit trajectory. We look for credits we think may be upgraded -- from BBB to A, for example -- as a stronger economy improves the issuer's financial outlook. When an issue is upgraded, bondholders enjoy potential price appreciation as well as an uninterrupted stream of income.

* MANAGERS FOCUSED ON REVENUE BONDS, EXPANDED INDUSTRY DIVERSIFICATION

A national municipal-bond fund like Putnam High Yield Municipal Trust has the potential to achieve a broad level of geographic diversification, since many different states are represented in the portfolio. Although some states are stronger financially than others, most municipal budget surpluses are gone, deficits are mounting, and tax receipts are down. This is likely to prompt many municipalities to issue new debt, taking advantage of low rates, but if the increased supply is not matched by demand, municipalities may be obliged to pay more to attract investors.

The fund currently owns relatively few GOs (General Obligation bonds), which are backed by the taxing power of the municipality. Most bonds now in the portfolio are backed by revenues from municipal bonds issued on behalf of health-care facilities, transportation companies, utilities, housing businesses, and colleges. All these industry groups respond to economic cycles, but do so to varying degrees. Although the terrorist attacks of September 11, 2001, affected markets around the world, the airline industry was among the hardest hit, proving once again the importance of diversification. An investor who had concentrated on airlines would still have substantial losses today, while other industries have begun to recover.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Iowa Financial Authority Health
Care Facility Revenue Bonds
9.25%, 7/1/25

Delaware Valley, Regional Finance
Authority, Local Government
Revenue Bonds
7.75%, 7/1/27 AMBAC

Philadelphia, Regional Port
Authority, Lease Revenue Bonds
5.92%, 9/1/13 MBIA

Metropolitan Pier & Exposition
Authority Revenue Bonds
5.0%, 12/15/28 Ser.  A

Los Angeles,  Arpt. Impt. Corp.
Regional Airport Revenue Bonds
9.25%, 8/1/24

Butler,  Alabama, Industrial
Development Board Revenue Bonds
8.0%, 9/1/28

Texas State Housing & Community
Affairs Home Mortgage IFB
12.096%, 7/2/24 Ser. C, GNMA/FNMA Coll.

Austin, Texas, Utility Revenue
Bonds, FSA
5.75%, 11/15/04

Hodge, Combined Utility Revenue Bonds
9.0%, 3/1/10

Boone County, Pollution Control
Revenue Bonds
6.5%, 11/15/22 Ser.  A

Footnote reads:
These holdings represent 27.5% of the fund's portfolio market value as of 9/30/02. Portfolio holdings will vary over time.


* INDIVIDUAL ISSUERS, CREDIT QUALITY, AND MATURITY ALSO IMPROVE DIVERSIFICATION

In the past six months, we have been taking a new look at individual holdings, as well as shifting maturities and quality structure. This means bringing together all Putnam's resources -- economists, credit analysts, industry specialists, and other experts -- to focus on the selection process.

When an industry is under a cloud, as airlines are today, some companies are stronger and likely to recover more quickly than others. Even though there is widespread confidence that the airline industry will recover in time, many people are questioning the ability of some airlines to stay in business. In the days and weeks following September 11, we conducted a comprehensive review of each individual airline-related holding and ranked them in order of desirability. We sold bonds that appeared less promising and bought others on weakness. Despite a brief spurt in the spring, passenger count is still low and competition has reduced the airlines' pricing power, but we believe that when the economic recovery picks up, the airline issues we selected will rise in value.

Health care -- still the fund's largest industry group -- has been a major focus for some time. Hospitals and extended-care facilities tend to be recession resistant, which has been a positive during this slow economy, and some health-care providers have been successful in raising revenues. One of the fund's recent investments is a good example of how we try to make each selection satisfy several different criteria. We purchased bonds issued for Firelands Regional Medical Center in Erie County, Ohio. Issued at 5 5/8%, they mature in 2032 and are rated A2 by Moody's. Firelands has solid financials and dominates its market as there are no other major hospitals in the area. In addition to diversifying the fund's hospital holdings and providing attractive income, this purchase added to the portfolio's weighting in A-rated securities and satisfied our needs in terms of maturity.

The relatively small size of the higher-education market makes it harder to diversify within this category, but we are actively reviewing candidates. We recently purchased bonds issued on behalf of Hartwick College in Otsego County, New York, with coupon rates of 5.90% and maturing in 2022. The college has a strong endowment and a solid reputation, and its enrollment records indicate that Hartwick is capturing its share of continuing-education students -- adults who are going back to school in increasing numbers. In addition to its attractive coupon, the issue is rated Baa2 by Moody's. While the college sector in general is economically sensitive, we expect positive results even in a slow economy.

* BUSINESS SPENDING EXPECTED TO CARRY A MODERATE RECOVERY FORWARD

In general, we are positioning the fund for a modest economic recovery. While consumer spending may be weak over the next 6 to 12 months, we believe capital spending will pick up, as companies that trimmed budgets in the past few years start to move forward. A period of sustained growth should put upward pressure on yields across the board, starting with the intermediate range of the yield curve. Historically, the financial markets tend to anticipate economic trends, moving ahead before the numbers confirm a new growth cycle.

Although the scenario we project is optimistic, we believe some caution is warranted. The marketplace is highly volatile and likely to remain so, which is why we are emphasizing broad diversification to spread out risks, while maintaining as high a level of income free from federal income tax as we prudently can.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/02, there is no guarantee the fund will continue to hold these securities in the future. Lower-rated bonds may offer higher yields in return for more risk.

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are Paul Drury (Portfolio Leader), David Hamlin (Portfolio Member), Susan McCormack (Portfolio Member), Richard Wyke (Portfolio Member), Jerome Jacobs, and Joyce Dragone.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 9/30/02

                                             Lehman
                                            Municipal       Consumer
                       NAV   Market price   Bond Index     price index
-------------------------------------------------------------------------------
6 months             4.24%      6.31%          8.58%          1.23%
-------------------------------------------------------------------------------
1 year               4.15       4.26           8.94           1.46
-------------------------------------------------------------------------------
5 years             19.83       3.55          37.86          12.09
Annual average       3.68       0.70           6.63           2.31
-------------------------------------------------------------------------------
10 years            74.54      59.29          94.98          27.95
Annual average       5.73       4.77           6.91           2.50
-------------------------------------------------------------------------------
Annual average,
life of fund
(since 5/25/89)      6.53       5.76           7.55           2.88
-------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return, net asset value and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance does not reflect taxes on reinvested distributions.

LIPPER INFORMATION:

The average cumulative return for the 12 funds in the Lipper High Yield Municipal Debt category over the 6 months ended 9/30/02 was 3.78%. Over the 1-, 5-, and 10-year periods ended 9/30/02, annualized returns for the category were 4.26%, 4.11%, and 5.83%, respectively.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 9/30/02

-------------------------------------------------------------------------------
Distributions from common shares
-------------------------------------------------------------------------------
Number                                                      6
-------------------------------------------------------------------------------
Income                                                   $0.2655
-------------------------------------------------------------------------------
Capital gains 1                                            --
-------------------------------------------------------------------------------
  Total                                                  $0.2655
-------------------------------------------------------------------------------
Preferred shares                                  Series A (900 shares)
-------------------------------------------------------------------------------
Income                                                   $361.88
-------------------------------------------------------------------------------
Capital gains 1                                            --
-------------------------------------------------------------------------------
  Total                                                  $361.88
-------------------------------------------------------------------------------
Share value:                                         NAV        Market price
-------------------------------------------------------------------------------
3/31/02                                             $7.79          $7.59
-------------------------------------------------------------------------------
9/30/02                                              7.85           7.80
-------------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------------
Current
dividend
rate 2                                               6.65%          6.69%
-------------------------------------------------------------------------------
Taxable
equivalent 3                                        10.83          10.90
-------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 38.6% federal tax rate for 2002. Results for investors subject to lower tax rates would not be as advantageous.


COMPARATIVE BENCHMARKS

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
September 30, 2002 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
FGIC                -- Financial Guaranty Insurance Company
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- MBIA Insurance Company
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (99.9%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Alabama (2.6%)
-------------------------------------------------------------------------------------------------------------------
         $5,750,000 Butler, Indl. Dev. Board Rev. Bonds (Solid Waste Disp.
                    James River Corp.), 8s, 9/1/28                                        BB+            $5,807,500

Arizona (2.8%)
-------------------------------------------------------------------------------------------------------------------
            500,000 AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds
                    (John C. Lincoln Hlth. Network), 6 3/8s, 12/1/37                      BBB               524,375
          1,000,000 Casa Grande, Indl. Dev. Auth. Rev. Bonds
                    (Casa Grande Regl. Med. Ctr.), Ser. A, 7 1/4s, 12/1/19                B-/P              952,500
          2,500,000 Coconino Cnty., Poll. Control Rev. Bonds
                    (Tuscon/Navajo Elec. Pwr.), Ser. A, 7 1/8s, 10/1/32                   Ba3             2,612,500
          1,000,000 Scottsdale, G.O.Bonds (Projects 1999 & 2000),
                    5s, 7/1/24                                                            Aaa             1,040,000
          1,000,000 Yavapai Cnty. Indl. Dev. Auth. Rev. Bonds
                    (Waste Management Project), 4 5/8s, 6/1/27                            BBB             1,015,000
                                                                                                      -------------
                                                                                                          6,144,375

Arkansas (0.9%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Northwest Regl. Arpt. Auth. Rev. Bonds, 7 5/8s,
                    2/1/27                                                                BB/P            2,057,500

California (5.5%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 CA Poll. Control Fin. Auth. Indl. Dev. Rev. Bonds
                    (Pacific Gas & Electric), Ser. A, MBIA, 5.35s, 12/1/16                AAA             1,112,500
          2,000,000 Foothill/Eastern Corridor Agcy. Rev. Bonds
                    (CA Toll Roads), 5 3/4s, 1/15/40                                      Baa3            2,077,500
          1,000,000 Gilroy, Rev. Bonds (Bonfante Gardens Park), 8s, 11/1/25               B/P               941,250
          6,220,000 Los Angeles, Regl. Arpt. Impt. Corp. Lease Rev. Bonds
                    (Continental Airlines, Inc.), 9 1/4s, 8/1/24                          B+/P            6,220,000
          1,000,000 Orange Cnty., Cmnty. Fac. Dist. Rev. Bonds
                    (Ladera Ranch - No. 1), 6s, 8/15/25                                   BB/P            1,040,000
            835,000 Sunnyvale, Special Tax Rev. Bonds (Cmnty. Fac.
                    Dist. No. 1), 7 3/4s, 8/1/32                                          BB-/P             768,200
                                                                                                      -------------
                                                                                                         12,159,450

Colorado (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 CO State Edl. Fac. Auth. Rev. Bonds (Ocean
                    Journey, Inc.), 8 3/8s, 12/1/26 (In default) (NON)                    D/P               500,000
            500,000 Northwest Parkway Pub. Hwy. Auth. Rev. Bonds,
                    Ser. D, 7 1/8s, 6/15/41                                               Ba1               524,375
                                                                                                      -------------
                                                                                                          1,024,375

Connecticut (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 CT State, Hlth. & Edl. Fac Auth. Rev. Bonds (Yale U.),
                    Ser. V-1, VRDN, 2s, 7/1/36                                            A-1+            1,000,000

District of Columbia (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 DC Tobacco Settlement Fin. Corp. Rev. Bonds,
                    6 3/4s, 5/15/40                                                       A1              1,554,375

Florida (2.7%)
-------------------------------------------------------------------------------------------------------------------
            500,000 Capital Trust Agcy. Rev. Bonds (Seminole Tribe
                    Convention), Ser. A, 10s, 10/1/33                                     B/P               512,500
          1,000,000 Double Branch Cmnty. Dev. Dist. Rev. Bonds,
                    Ser. A, 6.7s, 5/1/34                                                  BB-/P           1,002,500
          1,500,000 Lee Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev. Bonds
                    (Cypress Cove Hlth. Pk.), Ser. A, 6 3/8s, 10/1/25                     BB-/P           1,426,875
            600,000 Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
                    (Mount Sinai Med. Ctr.), Ser. A, 6.8s, 11/15/31                       BB                522,750
            500,000 Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
                    (Orlando Regl. Hlth. Care), 5 3/4s, 12/1/32                           A2                516,875
          2,000,000 St. Johns Cnty., Hlth. Care Indl. Dev. Auth. Rev. Bonds
                    (Glenmoor St. Johns Project), Ser. A, 8s, 1/1/30                      B+/P            1,972,500
                                                                                                      -------------
                                                                                                          5,954,000

Georgia (1.5%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Forsyth Cnty., Hosp. Auth. Rev. Bonds (Baptist Hlth.
                    Care Syst.), 6 1/4s, 10/1/18                                          B/P             1,987,500
          1,200,000 GA Med. Ctr. Hosp. Auth. IFB, MBIA, 11.03s, 8/1/10                    Aaa             1,255,500
                                                                                                      -------------
                                                                                                          3,243,000

Illinois (8.7%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Chicago, G.O. Bonds, Ser. A, AMBAC, 5 5/8s, 1/1/39                    Aaa             2,175,000
                    Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
          1,750,000 (American Airlines, Inc.), 8.2s, 12/1/24                              BB-               280,000
          1,750,000 (United Airlines, Inc.), Ser. C, 6.3s, 5/1/16                         Ca                708,750
          2,680,000 East Chicago, Indl. Exempt Fac. Rev. Bonds
                    (Ispat Inland, Inc.), 7s, 1/1/14                                      CCC               938,000
          2,500,000 IL G.O. Bonds, Ser. 1st., MBIA, 5 1/4s, 10/1/21                       Aaa             2,681,250
                    IL Hlth. Fac. Auth. Rev. Bonds (Cmnty. Rehab.
                    Providers Fac.), Ser. A
          1,180,000 7 7/8s, 7/1/20                                                        AAA/P           1,392,400
            890,000 zero %, 7/1/20 (In default) (NON)                                     D/P               596,300
          1,800,000 IL Hlth. Fac. Auth. VRDN (Rehab Inst. Chicago Project),
                    1.7s, 4/1/32                                                          A-1+            1,800,000
                    Metropolitan Pier & Exposition Auth. Rev. Bonds
                    (McCormack Place Expansion Project),
          2,000,000 MBIA, 5 1/4s, 6/15/42                                                 Aaa             2,115,000
          6,500,000 Ser. A, FGIC, 5s, 12/15/28                                            Aaa             6,727,500
                                                                                                      -------------
                                                                                                         19,414,200

Indiana (2.3%)
-------------------------------------------------------------------------------------------------------------------
          1,300,000 IN Hlth. Fac. Fin. Auth. Rev. Bonds. (Fayette Memorial
                    Hosp. Assn. ), VRDN, 2.15s, 10/1/32                                   AA-/P           1,300,000
          3,500,000 Indianapolis, Arpt. Auth. Special Fac. Rev. Bonds
                    (Federal Express Corp.), 7.1s, 1/15/17                                Baa2            3,749,375
                                                                                                      -------------
                                                                                                          5,049,375

Iowa (4.6%)
-------------------------------------------------------------------------------------------------------------------
          8,500,000 IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
                    (Care Initiatives), 9 1/4s, 7/1/25                                    BBB-/P         10,210,625

Kentucky (2.2%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Boone Cnty., Poll. Control Rev. Bonds (Dayton Pwr. &
                    Lt. Co.), Ser. A, 6 1/2s, 11/15/22                                    A2              4,087,360
          1,370,000 Jefferson Cnty., 1st Mtge. Rev. Bonds
                    (AHF/KY-IOWA, Inc.), 5 1/8s, 1/1/20                                   D/P               822,000
                                                                                                      -------------
                                                                                                          4,909,360

Louisiana (4.4%)
-------------------------------------------------------------------------------------------------------------------
          4,115,000 Hodge, Combined Util. Rev. Bonds (Stone
                    Container Corp.), 9s, 3/1/10                                          B/P             4,203,349
          2,150,000 LA Local Govt. Env. Fac. Cmnty. Dev. Auth. Rev.
                    Bonds (Solid Waste Disp. James River Corp.),
                    Ser. A, 8s, 11/1/25                                                   B-/P            2,257,500
          2,150,000 Plaquemines Port Harbor & Terminal Dist. Marine
                    Term Fac. Rev. Bonds (Electro-Coal-A), 5s, 9/1/07                     A3              2,241,375
          1,000,000 St. Charles Parish, Poll. Control Rev. Bonds, Ser. A,
                    4.9s, 6/1/30                                                          Baa3            1,012,500
                                                                                                      -------------
                                                                                                          9,714,724

Maine (1.4%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Rumford Solid Waste Disp. Rev. Bonds
                    (Boise Cascade Corp.), 6 7/8s, 10/1/26                                Baa3            3,063,750

Massachusetts (7.4%)
-------------------------------------------------------------------------------------------------------------------
                    Atlas Boston Tax Exempt Rev. Bonds
          2,000,000 Ser. 99-1, 7 1/4s, 1/1/35 (acquired 11/18/99,
                    cost $2,000,000) (RES)                                                B-/P            1,825,000
          1,000,000 Ser. 1, 6.65s, 1/1/35 (acquired 11/18/99,
                    cost $1,000,000) (RES)                                                BB+/P             991,250
          1,550,000 MA State Dev. Fin. Agcy. Hlth. Fac. Rev. Bonds
                    (Beverly Enterprises, Inc.), 7 3/8s, 4/1/09                           BB-/P           1,598,438
            500,000 MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (Milford-Whitinsville Hosp.), Ser. D, 6.35s, 7/15/32                  Baa2              521,875
                    MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          1,000,000 (Civic Investments), Ser. A, 9s, 12/15/15                             A1              1,047,500
          1,100,000 (UMass Memorial), Ser. C, 6 1/2s, 7/1/21                              Baa2            1,139,875
          2,000,000 (Caritas Christi Oblig), Ser. B, 6 1/4s, 7/1/22                       B/P             2,080,000
          1,350,000 (Hlth. Care Syst. Covenant Hlth.), Ser. E, 6s, 7/1/31                 A-              1,414,125
          1,575,000 (Baystate Med. Ctr.), Ser. F, 5.7s, 7/1/27                            Baa2            1,649,813
          3,835,000 MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 53, MBIA,
                    6.15s, 12/1/29                                                        Aaa             4,026,750
          1,531,530 MA State Indl. Fin. Agcy. Rev. Bonds (Evanswood
                    Bethzatha), 7.85s, 1/15/17 (In default) (NON)                         D/P                 1,914
                                                                                                      -------------
                                                                                                         16,296,540

Michigan (3.0%)
-------------------------------------------------------------------------------------------------------------------
          2,455,000 Detroit, Local Dev. Fin. Auth. Tax Increment G.O.
                    Bonds, Ser. A, 9 1/2s, 5/1/21                                         BBB+/P          2,612,734
          1,350,000 MI State Strategic Fund Ltd. Oblig. Rev. Bonds
                    (Worthington Armstrong Venture), 5 3/4s, 10/1/22                      AAA/P           1,545,750
          1,000,000 MI State Strategic Fund Resource Recvy. Oblig.
                    Rev. Bonds (Central Wayne Energy Rec.),
                    Ser. A, 7s, 7/1/27 (In default) (acquired 5/27/98,
                    cost $1,000,000) (NON) (RES)                                          D/P               500,000
          1,900,000 MI State Strategic Fund Solid Waste Disp. Rev. Bonds
                    (Genesee Pwr. Station), 7 1/2s, 1/1/21                                BB+/P           1,916,625
                                                                                                      -------------
                                                                                                          6,575,109

Minnesota (2.0%)
-------------------------------------------------------------------------------------------------------------------
          1,490,000 Minneapolis & St. Paul Metropolitan Arpt. Comm.
                    Special Fac. Rev. Bonds (Northwest Airlines, Inc.),
                    Ser. A, 7s, 4/1/25                                                    B+/P            1,093,288
          1,000,000 MN State Higher Ed. Fac. Auth. Rev. Bonds
                    (St. Catherine College), 5s, 10/1/18                                  Baa1            1,023,750
          2,000,000 Southern MN Muni. Pwr. Agcy. Syst. Rev. Bonds, Ser. A,
                    AMBAC, 5 1/4s, 1/1/16                                                 Aaa             2,295,000
                                                                                                      -------------
                                                                                                          4,412,038

Montana (1.3%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 MT State Board Inv. Exempt Fac. Rev. Bonds
                    (Still Water Mining Project), 8s, 7/1/20                              Ba2             2,970,000

Nebraska (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 NE Investment Fin. Auth. Hosp. IFB (Bishop Clarkson
                    Memorial Hosp.), MBIA, 11.55s, 12/8/16                                Aaa             1,025,000

Nevada (3.1%)
-------------------------------------------------------------------------------------------------------------------
          3,500,000 Clark Cnty., G.O. Bonds (Pk & Regl. Justice Ctr.),
                    FGIC, 5 5/8s, 11/1/19                                                 Aaa             3,823,750
          3,000,000 Clark Cnty., Indl. Dev. Rev. Bonds (Southwest
                    Gas Corp.), Ser. B, 7 1/2s, 9/1/32                                    Baa2            3,066,660
                                                                                                      -------------
                                                                                                          6,890,410

New Hampshire (0.9%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
                    (NH College), 6 3/8s, 1/1/27                                          BBB-            1,032,500
          1,000,000 NH State Bus. Fin. Auth. Rev. Bonds (Franklin Regl.
                    Hosp. Assn.), Ser. A, 6.05s, 9/1/29                                   BB+/P             861,250
          1,394,189 NH State Bus. Fin. Auth. Swr. & Solid Waste Rev. Bonds
                    (Crown Paper Co.), 7 7/8s, 7/1/26 (In default) (NON)                  D/P                50,539
                                                                                                      -------------
                                                                                                          1,944,289

New Jersey (1.8%)
-------------------------------------------------------------------------------------------------------------------
                    NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
                    (Trinitas Hosp. Oblig. Group)
          2,500,000 7 1/2s, 7/1/30                                                        Baa3            2,759,375
            660,000 7 3/8s, 7/1/15                                                        Baa3              728,475
            500,000 Tobacco Settlement Fin. Corp. Rev. Bonds, 6 1/8s, 6/1/42              A1                495,625
                                                                                                      -------------
                                                                                                          3,983,475

New York (4.8%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Metropolitan Trans. Auth. Svc. Contract Rev. Bonds,
                    Ser. A, MBIA, 5 1/2s, 1/1/20                                          AAA             1,111,250
            995,000 NY City Indl. Dev. Agcy. Rev. Bonds (Staten Island U.
                    Hosp. Project), Ser. A, 6 3/8s, 7/1/31                                Baa3            1,013,656
          2,350,000 NY State Energy Res. & Dev. Auth. Poll. Control IFB,
                    FGIC, 12.344s, 7/1/29 (acquired 12/19/94,
                    cost $2,453,729) (RES)                                                Aaa             2,849,375
          1,500,000 Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Solvay Paperboard, LLC), 7s, 11/1/30                                 BB-/P           1,595,625
          1,000,000 Otsego Cnty. Indl. Dev. Agcy. Civic Fac. Rev. Bonds
                    (Hartwick College), 5.9s, 7/1/22                                      Baa2            1,031,250
          2,160,000 Port Auth. NY & NJ Special Oblig. Rev. Bonds
                    (Continental/Eastern Laguardia), 9 1/8s, 12/1/15                      B3              2,171,254
            800,000 Syracuse, Indl. Dev. Agcy. Rev. Bonds (1st Mtge. -
                    Jewish Home), Ser. A, 7 3/8s, 3/1/21                                  BB-/P             838,000
                                                                                                      -------------
                                                                                                         10,610,410

North Dakota (1.0%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Grand Forks, Hlth. Care Syst. Rev. Bonds
                    (Altru Hlth. Syst. Oblig. Group), 7 1/8s, 8/15/24                     Baa1            2,220,000

Ohio (2.1%)
-------------------------------------------------------------------------------------------------------------------
          1,940,000 Erie Cnty., Ohio Hosp. Fac. Rev. Bonds (Firelands
                    Regl. Med. Ctr.), 5 5/8s, 8/15/32                                     A2              2,029,725
          1,500,000 Montgomery Cnty., Hosp. Rev. Bonds (Kettering
                    Med. Ctr.), 6 3/4s, 4/1/22                                            Baa1            1,616,250
          1,000,000 OH State Rev. Bonds (General Motors Corp. Project.),
                    5 5/8s, 3/1/15                                                        A3              1,082,500
                                                                                                      -------------
                                                                                                          4,728,475

Oklahoma (1.4%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 OK Dev. Fin. Auth. Rev. Bonds (Continuing
                    Care Retirement), Ser. A, 8s, 2/1/32                                  B/P             2,005,000
          1,000,000 OK State Indl. Dev. Auth. Rev. Bonds (Hlth. Syst.-
                    Oblig. Group), Ser. A, MBIA, 5 3/4s, 8/15/29                          Aaa             1,106,250
                                                                                                      -------------
                                                                                                          3,111,250

Oregon (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
                    (Terwilliger Plaza Project), 6 1/2s, 12/1/29                          BB-/P             916,250

Pennsylvania (11.1%)
-------------------------------------------------------------------------------------------------------------------
            985,000 Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
                    (Hlth. Syst.), Ser. B, 9 1/4s, 11/15/15                               B1              1,083,500
          1,000,000 Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Panther Creek Partners), 6.65s, 5/1/10                               BBB-            1,060,000
          5,000,000 Delaware Valley, Regl. Fin. Auth. Local Govt.
                    Rev. Bonds, Ser. C, AMBAC, 7 3/4s, 7/1/27                             Aaa             7,300,000
                    PA Econ. Dev. Fin. Auth. Rev. Bonds
          3,250,000 (MacMillan Ltd. Partnership), 7.6s, 12/1/20                           Baa2            3,863,438
            500,000 (Amtral Project), Ser. A, 6 3/8s, 11/1/41                             A3                466,250
          2,000,000 Philadelphia School Dist. G.O. Bonds, Ser. A, FSA,
                    5 1/2s, 2/1/31                                                        Aaa             2,145,000
          4,000,000 Philadelphia, Indl. Dev. Auth. Special Fac. Rev. Bonds
                    (U.S. Airways, Inc.), 8 1/8s, 5/1/30 (In default) (NON)               D/P               600,000
          6,800,000 Philadelphia, Regl. Port Auth. Lease Rev. Bonds
                    (Kidder Special MLD.), MBIA, 5.92s, 9/1/13                            Aaa             7,187,124
            750,000 Scranton, G.O. Bonds, Ser. C, 7.1s, 9/1/31                            BB/P              771,563
                                                                                                      -------------
                                                                                                         24,476,875

Puerto Rico (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 PR Indl. Tourist Edl. Med. & Env. Control Fac. Rev.
                    Bonds (Cogen Facs.-AES Project), 6 5/8s, 6/1/26                       Baa2            1,046,250

South Carolina (1.7%)
-------------------------------------------------------------------------------------------------------------------
            600,000 SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
                    (Palmetto Hlth. Alliance), Ser. A, 7 3/8s, 12/15/21                   Baa2              668,250
          3,000,000 SC Tobacco Settlement Rev. Mgt. Rev. Bonds, Ser. B,
                    6 3/8s, 5/15/28                                                       A1              3,026,250
                                                                                                      -------------
                                                                                                          3,694,500

Tennessee (1.7%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 Johnson City, Hlth. & Edl. Fac. Hosp. Board Rev. Bonds
                    (Mtn. States Hlth.), Ser. A, 7 1/2s, 7/1/33                           Baa2            2,712,500
          1,000,000 Shelby Cnty. Hlth. Edl. & Hsg. Fac. Board Rev. Bonds
                    (Methodist Hlth. Care), 6 1/2s, 9/1/26                                Baa1            1,062,500
                                                                                                      -------------
                                                                                                          3,775,000

Texas (8.5%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Sears Methodist Retirement), 5 7/8s, 11/15/18                        BB+/P             972,500
          2,500,000 Alliance, Arpt. Auth. Special Fac. Rev. Bonds
                    (American Airlines, Inc.), 7 1/2s, 12/1/29                            BB-             1,025,000
          3,970,000 Austin, Util. Rev. Bonds, FSA, 5 3/4s, 11/15/04                       Aaa             4,307,450
          1,750,000 Duncanville Indpt. School Dist. G.O. Bonds, Ser. B,
                    5 1/4s, 2/15/32                                                       Aaa             1,830,937
          1,800,000 Houston, Arpt. Syst. Rev. Bonds, Ser. B, FSA,
                    5 1/2s, 7/1/30                                                        Aaa             1,903,500
          1,400,000 Texas State Tpk. Auth. Rev. Bonds, Ser. A, AMBAC,
                    5s, 8/15/42                                                           Aaa             1,435,000
          2,500,000 Tomball, Hosp. Auth. Rev. Bonds (Tomball Regl. Hosp.),
                    6s, 7/1/29                                                            Baa2            2,559,375
          3,900,000 TX State Dept. of Hsg. & Cmnty. Affairs Home Mtge.
                    IFB, Ser. C, GNMA Coll., FNMA Coll., 12.096s, 7/2/24                  AAA             4,621,500
                                                                                                      -------------
                                                                                                         18,655,262

Utah (1.6%)
-------------------------------------------------------------------------------------------------------------------
          3,300,000 Carbon Cnty., Solid Waste Disp. Rev. Bonds
                    (Laidlaw Env.), Ser. A, 7 1/2s, 2/1/10                                BB-             3,378,375
          4,000,000 Tooele Cnty., Poll. Control Rev. Bonds (Laidlaw Env.),
                    Ser. A, 7.55s, 7/1/27 (In default) (NON)                              D/P                60,000
                                                                                                      -------------
                                                                                                          3,438,375

Virginia (0.8%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Fredericksburg Indl. Dev. Auth. Rev. Bonds (Medicorp
                    Hlth. Syst.), Ser. B, 5 1/8s, 6/15/33                                 A3                995,000
          1,000,000 Pocahontas Parkway Assn. Toll Rd. Rev. Bonds, Ser. A,
                    5 1/2s, 8/15/28                                                       Baa3              735,000
                                                                                                      -------------
                                                                                                          1,730,000

Washington (0.7%)
-------------------------------------------------------------------------------------------------------------------
          2,150,000 Port of Seattle, Special Fac. Rev. Bonds (Northwest
                    Airlines, Inc.), 7 1/4s, 4/1/30                                       B+/P            1,599,063

West Virginia (0.9%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 Princeton, Hosp. Rev. Bonds (Cmnty. Hosp. Assn., Inc.),
                    6.1s, 5/1/29                                                          Ba2             1,921,874

Wisconsin (1.4%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 Badger TOB Asset Securitization Corp. Rev. Bonds,
                    6 3/8s, 6/1/32                                                        A1              1,509,374
          1,600,000 WI Stare Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (Wheaton Franciscan), 5 3/4s, 8/15/30                                 A2              1,668,000
                                                                                                      -------------
                                                                                                          3,177,374
                                                                                                      -------------
                    Total Municipal Bonds and Notes (cost $229,336,469)                                $220,504,428

COMMON STOCKS (0.1%) (a) (cost $1,116,426)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
             23,408 Tembec, Inc. (Canada) (NON)                                                            $143,902
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $230,452,895)                                              $220,648,330
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on portfolio market value of $220,648,330.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at September 30, 2002 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 2002. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at September 30, 2002 was $6,165,625 or 2.8% of portfolio market value.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at September 30, 2002.

      The fund had the following industry group concentrations greater than 10% at September 30, 2002 (as a percentage of portfolio market value):

               Health care              28.1%
               Transportation           16.6
               Utilities                10.6

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
September 30, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$230,452,895) (Note 1)                                                         $220,648,330
-------------------------------------------------------------------------------------------
Cash                                                                                903,150
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    4,250,490
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    1,916,684
-------------------------------------------------------------------------------------------
Total assets                                                                    227,718,654

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               968,337
-------------------------------------------------------------------------------------------
Accrued preferred shares distribution payable (Note 1)                               10,479
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  6,421,881
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        395,921
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           16,553
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       21,866
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,541
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               74,982
-------------------------------------------------------------------------------------------
Total liabilities                                                                 7,911,560
-------------------------------------------------------------------------------------------
Series A remarketed preferred shares: (8,000 shares authorized;
900 shares issued at $50,000 per share) (Note 4)                                 45,000,000
-------------------------------------------------------------------------------------------
Net assets                                                                     $174,807,094

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital -- common shares (Note 1)                                       205,618,381
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                           (27,806)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (20,978,916)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                       (9,804,565)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to common shares
outstanding                                                                    $174,807,094

Computation of net asset value
-------------------------------------------------------------------------------------------
Net asset value per common share ($174,807,094 divided by
22,261,610 shares)                                                                    $7.85
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended September 30, 2002 (Unaudited)
Interest income:                                                                 $7,656,379
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    785,860
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       94,028
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                    6,396
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      4,505
-------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                               69,925
-------------------------------------------------------------------------------------------
Other                                                                                56,343
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,017,057
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (20,162)
-------------------------------------------------------------------------------------------
Net expenses                                                                        996,895
-------------------------------------------------------------------------------------------
Net investment income                                                             6,659,484
-------------------------------------------------------------------------------------------
Net realized loss on investments  (Notes 1 and 3)                                   (86,615)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                      12,529
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures
contracts during the period                                                         952,290
-------------------------------------------------------------------------------------------
Net gain on investments                                                             878,204
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                              7,537,688
-------------------------------------------------------------------------------------------
Distributions to Series A remarketed preferred shareholders: (Note 1)
-------------------------------------------------------------------------------------------
From tax exempt income                                                             (325,693)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders                                                $7,211,995
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                     September 30              March 31
                                                                            2002*                  2002
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                  $6,659,484           $13,613,783
-------------------------------------------------------------------------------------------------------
Net realized loss on investments                                          (74,086)             (335,971)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                 952,290            (9,819,858)
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                    7,537,688             3,457,954
-------------------------------------------------------------------------------------------------------
Distributions to Series A remarketed preferred shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
From tax exempt income:                                                  (325,693)             (998,602)
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders                                       7,211,995             2,459,352
-------------------------------------------------------------------------------------------------------
Distributions to common shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
From tax exempt income:                                                (5,908,513)          (12,005,800)
-------------------------------------------------------------------------------------------------------
Increase from issuance of common shares in connection with
reinvestment of distributions                                              97,201               338,781
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                 1,400,683            (9,207,667)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                   173,406,411           182,614,078
-------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of net investment
income of $27,806 and $453,084, respectively)                        $174,807,094          $173,406,411
-------------------------------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning of period                       22,249,306            22,207,810
-------------------------------------------------------------------------------------------------------
Shares issued in connection with reinvestment of
distributions                                                              12,304                41,496
-------------------------------------------------------------------------------------------------------
Common shares outstanding at end of period                             22,261,610            22,249,306
-------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at beginning and
end of period                                                                 900                   900
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)
-------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            Sept. 30
operating performance               (Unaudited)                         Year ended March 31
-------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period
(common shares)                        $7.79        $8.22        $8.18        $9.14        $9.28        $9.12
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income                    .30          .61          .63          .68          .71          .75
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .04         (.46)         .06         (.95)        (.09)         .18
-------------------------------------------------------------------------------------------------------------
Total from investment operations         .34          .15          .69         (.27)         .62          .93
-------------------------------------------------------------------------------------------------------------
Distributions to preferred shareholders:
-------------------------------------------------------------------------------------------------------------
From net investment income              (.01)        (.04)        (.08)        (.07)        (.07)        (.08)
-------------------------------------------------------------------------------------------------------------
Total from investment operations:
(applicable to common
shareholders)                            .33          .11          .61         (.34)         .55          .85
-------------------------------------------------------------------------------------------------------------
Distributions to common shareholders:
-------------------------------------------------------------------------------------------------------------
From net
investment income:                      (.27)        (.54)        (.57)        (.62)        (.69)        (.69)
-------------------------------------------------------------------------------------------------------------
Total distributions                     (.27)        (.54)        (.57)        (.62)        (.69)        (.69)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                        $7.85        $7.79        $8.22        $8.18        $9.14        $9.28
-------------------------------------------------------------------------------------------------------------
Market value, end of period
(common shares)                        $7.80        $7.59        $8.22        $7.25       $10.94       $10.50
-------------------------------------------------------------------------------------------------------------
Total return at  market value (%)
(common shares)(a)                      6.31*       (1.23)       21.63       (28.75)       11.35         9.67
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(common shares)
(in thousands)                      $174,807     $173,406     $182,614     $181,352     $201,679     $203,035
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)             .58*        1.15         1.14         1.19         1.14         1.15
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)            3.61*        7.04         6.74         7.09         6.90         7.27
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 14.46*       18.38        12.30        16.17         6.92        16.78
-------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
September 30, 2002 (Unaudited)

Note 1
Significant Accounting policies

Putnam High Yield Municipal Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to seek high current income exempt from federal income tax. The fund intends to achieve its objective by investing in high yielding tax-exempt municipal securities constituting a portfolio that the fund's manager, Putnam Investment Management, LLC, ("Putnam Management"), an indirect wholly-owned subsidiary of Putnam, LLC, believes to be consistent with prudent investment management.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/ accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, the remaining excess premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At March 31, 2002, the fund had a capital loss carryover of approximately $20,336,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover      Expiration
--------------      --------------------
    $3,134,000      March 31, 2003
     1,309,000      March 31, 2004
     7,979,000      March 31, 2006
     3,861,000      March 31, 2007
     1,445,000      March 31, 2008
     1,743,000      March 31, 2009
       865,000      March 31, 2010


Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending March 31, 2003 approximately $290,000 of losses recognized during the period November 1, 2001 to March 31, 2002.

The aggregate identified cost on a tax basis is $230,452,895, resulting in gross unrealized appreciation and depreciation of $12,072,524 and $21,877,089, respectively, or net unrealized depreciation of $9,804,565.

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a seven-day period. The applicable dividend rate for the remarketed preferred shares on September 30, 2002 was 1.7%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the annual rate of 0.70% of average weekly net assets.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended September 30, 2002, the fund's expenses were reduced by $20,162 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $602 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the six months ended September 30, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $48,086,609 and $30,291,257, respectively. There were no purchase and sales of U.S. government obligations. Purchases and sales of short-term municipal obligations aggregated $40,950,000 and $53,300,000, respectively.

Note 4
Remarketed preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At September 30, 2002, no such restrictions have been placed on the fund.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen M. Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

John R. Verani
Vice President


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminvestments.com


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